                                                                    EXHIBIT 99.2

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. IF YOU ARE IN ANY DOUBT AS TO THE ACTION TO BE TAKEN, YOU SHOULD IMMEDIATELY CONSULT YOUR BROKER, BANK MANAGER, LAWYER, ACCOUNTANT, INVESTMENT ADVISOR OR OTHER PROFESSIONAL.

    This document relates to an exchange offer (the "EXCHANGE OFFER") made by Service Corporation International ("SCI" or the "COMPANY"). The Exchange Offer
is described in the Prospectus dated     --    , 200-- (the "PROSPECTUS") and in
this Letter of Transmittal (this "LETTER OF TRANSMITTAL"). All terms and conditions contained in the Prospectus are deemed to be incorporated in and form a part of this Letter of Transmittal. Therefore, you are urged to read the Prospectus carefully. The terms and conditions contained in the Prospectus, together with the terms and conditions governing this Letter of Transmittal and the instructions herein, are collectively referred to below as the "TERMS AND CONDITIONS."

                             LETTER OF TRANSMITTAL

                                  RELATING TO

                   OFFER BY SERVICE CORPORATION INTERNATIONAL
                                  TO EXCHANGE

                              7.70% NOTES DUE 2009

                                IN EXCHANGE FOR

                              7.70% NOTES DUE 2009
                      THAT HAVE BEEN REGISTERED UNDER THE
                             SECURITIES ACT OF 1933

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON            ,
   200--, UNLESS EXTENDED IN ACCORDANCE WITH THE PROSPECTUS (THE "EXPIRATION DATE"). TENDERS IN THE EXCHANGE OFFER MAY BE WITHDRAWN IN WRITING AT ANY TIME
        PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

    Each holder of Old Notes wishing to accept the Exchange Offer, except holders of Old Notes executing their tenders through the Automated Tender Offer Program ("ATOP") procedures of The Depository Trust Company ("DTC"), should complete, sign and submit this Letter of Transmittal to the exchange agent, Mellon Investor Services LLC (the "EXCHANGE AGENT"), on or prior to the Expiration Date.

                          MELLON INVESTOR SERVICES LLC

             By Mail:                           By Hand:                    By Overnight Courier:
   Mellon Investor Services LLC       Mellon Investor Services LLC       Mellon Investor Services LLC
    Reorganization Department          Reorganization Department          Reorganization Department
          P.O. Box 3301                       120 Broadway                    85 Challenger Road
    South Hackensack, NJ 07606                 13th Floor                      Mail Stop--Reorg
                                           New York, NY 10271             Ridgefield Park, NJ 07660

                 By Facsimile (for Eligible Institutions only):

                                 (201) 296-4293

                                 Confirmation:

                                 (201) 296-4860

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE OR IN ACCORDANCE WITH THE INSTRUCTIONS HEREIN WILL NOT CONSTITUTE VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned hereby acknowledges receipt and review of the Prospectus
dated          , 200-- SCI, and this Letter of Transmittal, which together describe the offer of SCI to exchange 7.70% Notes due 2009 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement of which the Prospectus is a part, for a like principal amount of 7.70% Notes due 2009 (the "Old Notes"). Certain terms used but not defined herein have the respective meanings given to them in the Prospectus.

     Questions regarding the Exchange Offer or the completion of this Letter of Transmittal should be directed to the information agent, Mellon Investor Services LLC (the "INFORMATION AGENT"), at the following telephone numbers:
(888) 690-1063 (toll free)/(917) 320-6286 (banks and brokers).

     This Letter of Transmittal may be used to accept the Exchange Offer if Old Notes are to be tendered by effecting a book-entry transfer into the Exchange Agent's account at DTC and instructions are not being transmitted through DTC's ATOP procedures. Unless you intend to tender Old Notes through ATOP, you should complete, execute and deliver this Letter of Transmittal to indicate the action you desire to take with respect to the Exchange Offer.

     Holders of Old Notes tendering by book-entry transfer to the Exchange Agent's account at DTC may execute the tender through ATOP, for which the Exchange Offer is eligible. Financial institutions that are DTC participants may execute tenders through ATOP by transmitting acceptance of the Exchange Offer to DTC on or prior to the Expiration Date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Old Notes into the account of the Exchange Agent at DTC and send to the Exchange Agent a "book-entry confirmation," which shall include an agent's message. An "agent's message" is a message, transmitted by DTC to and received by the Exchange Agent and forming part of a book-entry confirmation, which states that DTC has received an express acknowledgement from a DTC participant tendering Old Notes that the participant has received and agrees to be bound by the terms of the Letter of Transmittal as an undersigned thereof and that SCI may enforce such agreement against the participant. Delivery of the agent's message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the DTC participant identified in the agent's message. ACCORDINGLY, HOLDERS WHO TENDER THEIR OLD NOTES THROUGH DTC'S ATOP PROCEDURES SHALL BE BOUND BY, BUT NEED NOT COMPLETE, THIS LETTER OF TRANSMITTAL.

     The Exchange Offer will expire at 5:00 p.m., New York City time, on
            200--, unless extended or earlier terminated by SCI in its sole discretion. Tenders of Old Notes may be withdrawn in writing at any time prior to 5:00 p.m., New York City time, on the Expiration Date (the "WITHDRAWAL DEADLINE"). The undersigned understands that tenders may not be withdrawn at any time after the Withdrawal Deadline except as set forth in the Prospectus, unless the Exchange Offer is extended with changes to the Terms and Conditions that are, in the reasonable judgement of SCI, materially adverse to the undersigned, in which case tenders may be withdrawn under the conditions described in the extension.

     Subject to the Terms and Conditions and applicable law, in exchange for $1,000 principal amount of Old Notes accepted for tender, SCI will issue $1,000 principal amount of New Notes. Outstanding Old Notes may be tendered, and will be exchanged, only in minimum denominations of $1,000 and integral multiples of $1,000. New Notes will only be issued in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof.

     New Notes will be issued by deposit in book-entry form with the Exchange Agent. Accordingly, holders who anticipate tendering other than through DTC are urged to contact promptly a bank, broker or other intermediary (that has the capability to hold securities custodially through DTC) to arrange for receipt of any New Notes or to be delivered pursuant to the Exchange Offer and to obtain the information necessary to provide the required DTC participant and account information in this Letter of Transmittal.

     The Exchange Agent will act as agent for the tendering holders of Old Notes for the purpose of receiving the New Notes (in book-entry form) SCI and delivering the New Notes (in book-entry form) to or at the direction of those holders.

     PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

                           IMPORTANT TAX INFORMATION

     Under United States federal income tax law, a holder whose tendered New Notes are accepted for payment is required to provide the Exchange Agent (as payer) with such holder's correct social security number, individual taxpayer identification number, or employer identification number, each a TIN, on Substitute Form W-9 provided below. If such holder is an individual, the TIN is such person's social security number. The TIN of a resident alien who does not have and is not eligible to obtain a social security number is such person's IRS individual taxpayer identification number. If a tendering holder is subject to federal backup withholding, the holder must cross out item (2) of the Certification box on the Substitute Form W-9. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the IRS. In addition, payments that are made to such holder with respect to New Notes received in exchange pursuant to the Exchange Offer may be subject to federal backup withholding. More serious penalties may be imposed for providing false information, which, if willfully done, may result in fines and/or imprisonment.

     Certain New Notes holders (including, among others, all corporations and certain non-United States individuals) are not subject to federal backup withholding. In order for a non-United States individual to qualify as an exempt recipient that holder must submit to the Exchange Agent the appropriate properly completed IRS Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. Such forms may be obtained from the Exchange Agent. Exempt holders, other than non-United States individuals, should furnish their TIN, write "EXEMPT" on the face of the Substitute Form W-9 below, and sign, date and return the Substitute Form W-9 to the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If federal backup withholding applies, the Exchange Agent is required to withhold 30% of any payments made to the holder. Federal backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent federal backup withholding on payments that are made to a holder with respect to New Notes received in exchange pursuant to the Exchange Offer, the holder is required to notify the Exchange Agent of such holder's correct TIN by completing the Substitute Form W-9 below certifying that the TIN provided on such form is correct (or that such holder is awaiting a TIN) and that (1) such holder is exempt from federal backup withholding, (2) such holder has not been notified by the IRS that such holder is subject to federal backup withholding as a result of a failure to report all interest or dividends, or (3) the IRS has notified such holder that such holder is no longer subject to federal backup withholding (see Part 2 of Substitute Form W-9).

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The holder is required to give the Exchange Agent the TIN of the record owner of the New Notes. If the New Notes are in more than one name or are not in the same name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the tendering holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such holder should write "Applied For" in the space provided for in the TIN in Part 1, check the box in Part 3, and sign and date the Substitute Form W-9. If "Applied For" is written in Part 1 and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent may withhold 30% on all payments of the purchase price until a TIN is provided to the Exchange Agent.

                              TENDER OF OLD NOTES

     To effect a valid tender of Old Notes through the completion, execution and delivery of a Letter of Transmittal, the undersigned must complete the tables below entitled "Description of Old Notes Tendered" and sign the Letter of Transmittal where indicated.

     New Notes will be delivered only in book-entry form through DTC and only to the DTC account of the undersigned or the undersigned's custodian, as specified in the table below. Failure to provide the information necessary to effect delivery of New Notes will render such holder's tender defective and SCI will have the right, which it may waive, to reject such tender without notice.

                       DESCRIPTION OF OLD NOTES TENDERED
                           (SEE INSTRUCTIONS 2 AND 3)

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

-------------------------------------------------------------------------------------------------
NAME OF DTC PARTICIPANT AND PARTICIPANT'S ACCOUNT NUMBER IN WHICH
OLD NOTES ARE HELD AND NEW NOTES AND EARLY PARTICIPATION PAYMENT,  AGGREGATE PRINCIPAL AMOUNT OF
               IF APPLICABLE, ARE TO BE DELIVERED                           OLD NOTES*
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 * The principal amount of Old Notes tendered hereby must be in denominations of U.S. $1,000 and integral multiples of U.S. $1,000. See Instruction 3.
-------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
     THERETO:

Name:
      --------------------------------------------------------------------------

Address:
         -----------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to SCI the aggregate principal amount of Old Notes indicated in the table above entitled "Description of Old Notes Tendered" and acknowledges receipt of the Prospectus and this Letter of Transmittal and instructions hereto which together constitute SCI's Exchange Offer for Old Notes upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal.

     Subject to, and effective upon, the acceptance for exchange of the aggregate principal amount of Old Notes being tendered pursuant to the Exchange Offer the undersigned hereby sells, assigns and transfers to, or upon the order of, SCI, all right, title and interest in and to all of the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to such notes, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (i) present the Old Notes tendered hereby and all evidences of transfer and authenticity to, or transfer ownership of, the Old Notes tendered hereby on the account books maintained by DTC to, or upon the order of, SCI,
(ii) present the Old Notes tendered hereby for transfer of ownership on the books of SCI and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Old Notes tendered hereby, all in accordance with the terms and conditions as described in the Prospectus.

     The undersigned understands that Old Notes tendered hereby may be withdrawn at any time prior to the Withdrawal Deadline. After the Withdrawal Deadline, tenders may not be withdrawn, except under the limited circumstances described in the Prospectus.

     If the Exchange Offer is consummated, SCI will issue the New Notes under a Senior Indenture dated as of February 1, 1993 between SCI and The Bank of New York, as Trustee.

     The undersigned understands that validly tendered Old Notes (or defectively tendered Old Notes with respect to which SCI has, or has caused to be, waived such defect) will be deemed to have been accepted by SCI if, as and when SCI gives oral or written notice thereof to the Exchange Agent. The undersigned understands that subject to the Terms and Conditions, Old Notes properly tendered and accepted (and not validly withdrawn) in accordance with such Terms and Conditions will be exchanged for New Notes. The undersigned understands that, under certain circumstances, SCI may not be required to accept any of the Old Notes tendered (including any such Old Notes tendered after the Expiration
Date). If any Old Notes are not accepted for exchange for any reason (or if Old Notes are validly withdrawn), such unexchanged (or validly withdrawn) Old Notes will be returned without expense to the undersigned's account at DTC or such other account as designated herein pursuant to the book-entry transfer procedures described in the Prospectus as promptly as practicable after the expiration or termination of the Exchange Offer.

     Following the Expiration Date and subject to and effective upon SCI's acceptance for exchange of the principal amount of the Old Notes tendered hereby upon the Terms and Conditions, the undersigned hereby:

     (1) irrevocably sells, assigns and transfers to or upon the order of SCI or its nominees, all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, all Old Notes tendered hereby;

     (2) waives any and all rights with respect to the Old Notes tendered hereby (including, without limitation, any existing or past defaults by SCI, The Bank of New York or any party acting on SCI's behalf or at SCI's instruction, and their consequences in respect of such Old Notes); and

     (3) releases and discharges SCI, The Bank of New York or any party acting on SCI's behalf or at SCI's instruction from any and all claims the undersigned may have, now or in the future, arising out of or related to the Old Notes tendered hereby, including, without limitation, any and all claims that the undersigned is entitled to receive additional principal or interest payments with respect to the Old Notes tendered hereby (other than as expressly provided in the Prospectus and in this Letter of Transmittal) or to participate in any redemption or defeasance of the Old Notes tendered hereby.

     The undersigned understands that tenders of Old Notes pursuant to any of the procedures described in the Prospectus and in the instructions in this Letter of Transmittal and acceptance of such Old Notes by SCI will, following the Withdrawal Deadline, constitute a binding agreement between the undersigned and SCI upon the Terms and Conditions.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

     The undersigned hereby represents, warrants and agrees that (collectively, the "HOLDER REPRESENTATIONS AND WARRANTIES"):

 (1)  it has received and reviewed the Prospectus;

 (2) it is the Beneficial Owner (as defined below) of, or a duly authorized representative of one or more such Beneficial Owners of, the Old Notes tendered hereby and it has full power and authority to execute this Letter of Transmittal;

 (3) the Old Notes being tendered hereby were owned by the undersigned and any Beneficial Owner(s) on whose behalf the undersigned is acting as of the date of tender, free and clear of any liens, charges, claims, encumbrances, interests and restrictions of any kind, and SCI will acquire good, indefeasible and unencumbered title to such Old Notes, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind, when the same are accepted by SCI;

 (4) it and any Beneficial Owner(s) on whose behalf the undersigned is acting will not sell, pledge, hypothecate or otherwise encumber or transfer any Old Notes tendered hereby from the date of this Letter of Transmittal and agrees that any purported sale, pledge, hypothecation or other encumbrance or transfer will be void and of no effect;

 (5) it acknowledges that (a) none of SCI, the Information Agent, the Exchange Agent, the Trustee, or any person acting on behalf of any of the foregoing has made any statement, representation or warranty, express or implied, to it with respect to SCI or the offer, issuance or sale of any New Notes, other than the information included in the Prospectus (as amended or supplemented to the Expiration Date), and (b) any information it desires concerning SCI and the New Notes or any other matter relevant to its decision to purchase the New Notes (including a copy of the Prospectus) is or has been made available to it;

 (6) it and any Beneficial Owner on whose behalf the undersigned is acting (a) is able to act on its own behalf for itself in the transactions contemplated by the Prospectus, (b) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the New Notes, and (c) has the ability to bear the economic risks of its prospective investment in the New Notes and can afford the complete loss of such investment;

 (7) in evaluating the Exchange Offer and in making its decision whether to participate therein by tendering its Old Notes, the undersigned or the Beneficial Owner on whose behalf the undersigned is acting has made its own independent appraisal of the matters referred to in the Prospectus, herein and in any related communications and is not relying on any statement, representation or warranty, express or implied, made to such holder by SCI, the Information Agent, the Exchange Agent or any other party other than those contained in the Prospectus (as amended or supplemented to the Expiration Date);

 (8) the execution and delivery of this Letter of Transmittal shall constitute an undertaking to execute any further documents and give any further assurances that may be required in connection with any of the foregoing, in each case on and subject to the Terms and Conditions;

 (9) the submission of this Letter of Transmittal to the Exchange Agent shall, subject to a holder's ability to withdraw its tender prior to the Withdrawal Deadline, and subject to the Terms and Conditions of the Exchange Offer generally, constitute the irrevocable appointment of the Exchange Agent as its attorney and agent, and an irrevocable instruction to such attorney and agent to complete and execute all or any form(s) of transfer and other document(s) at the discretion of such attorney and agent in relation to the Old Notes tendered hereby in favor of SCI or such other person or persons as they may direct and to deliver such form(s) of transfer and other document(s) in the attorney's and/or agent's discretion and the certificate(s) and other document(s) of title relating to such Old Notes' registration and to execute all such other documents and to do all such other acts and things as may be in the opinion of such attorney or agent necessary or expedient for the purpose of, or in connection with, the acceptance of the Exchange Offer, and to vest in SCI or its nominees such Old Notes; and

(10) it understands that SCI, the Information Agent, the Exchange Agent, and others will rely upon the truth and accuracy of the foregoing acknowledgements, representations and agreements and agrees that if any of the acknowledgements, representations and warranties made by it pursuant to its submission of this Letter of Transmittal are, at any time prior to the consummation of the Exchange Offer, no longer accurate, it shall promptly notify SCI. If it is acquiring the New Notes to be exchanged for the Old Notes tendered hereby from SCI for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and it has full power to make the foregoing acknowledgements, representations and agreements on behalf of each such account.

     The undersigned acknowledge(s) that this exchange offer is being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC"), including Exxon Capital Holdings Corporation, SEC No-Action Letter (available April 13, 1988), Morgan Stanley & Co. Incorporated, SEC No-Action Letter (available June 5, 1991) (the "Morgan Stanley Letter") and Shearman & Sterling, SEC No-Action Letter (available July 2, 1993), that the New Notes issued in exchange for the Old Notes pursuant to the exchange offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased Old Notes exchanged for such New Notes directly from SCI to resell pursuant to Rule 144A or any other available exemption under the Securities Act or a person that is an "affiliate" of the Company), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in a distribution of the Old Notes or New Notes (within the meaning of the Securities Act). The undersigned specifically represent(s) to SCI that:

     - neither the undersigned nor any such other person is an "affiliate" (as defined below) of SCI or a broker-dealer tendering Old Notes acquired directly from SCI for resale pursuant to Rule 144A or any other available exemption under the Securities Act.

     - any New Notes acquired in exchange for Old Notes tendered hereby are being acquired in the ordinary course of business of the person receiving such New Notes;

     - the undersigned has no arrangement or understanding with any person to participate in a distribution of the Old Notes or New Notes (within the meaning of the Securities Act);

For purposes hereof, an "affiliate" of any specified person shall mean any other person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such specified person. For purposes of this definition, control of a person shall mean the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

     If the undersigned is not a broker-dealer, the undersigned further represents that it has acquired the New Notes in the ordinary course of its business, it is not engaged in, and does not intend to engage in, a distribution of Old Notes or New Notes and it has no arrangements or understandings with any person to participate in a distribution of the New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned acknowledges that if the undersigned is participating in the exchange offer for the purpose of distributing the New Notes:

     - the undersigned cannot rely on the position of the staff of the SEC in the Morgan Stanley Letter and similar SEC no-action letters, and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes, in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the SEC; and

     - failure to comply with such requirements in such instance could result in the undersigned incurring liability for which the undersigned is not indemnified by SCI.

     The representations and warranties and agreements of a holder tendering Old Notes shall be deemed to be repeated and reconfirmed on and as of the Expiration Date and the date of delivery of the New Notes. For purposes of this Letter of Transmittal, the "BENEFICIAL OWNER" of any Old Notes shall mean any holder that exercises sole investment discretion with respect to such Old Notes.

     The undersigned understands that tenders may not be withdrawn at any time after the Withdrawal Deadline except as set forth in the Prospectus, unless the Exchange Offer is extended with changes to the Terms and Conditions that are, in the reasonable judgement of SCI, materially adverse to the undersigned, in which case tenders may be withdrawn under the conditions described in the extension.

     If the Exchange Offer is amended in a manner that constitutes a material change, or if SCI waives a material condition of the exchange offer, SCI will promptly disclose the amendment by means of a prospectus supplement that will be distributed to registered holders of the Old Notes and SCI will extend the exchange offer as required by applicable law or for a period of five to ten business days, depending upon the significance of the amendment and the manner of disclosure to the holders, if the exchange offer would otherwise have expired during that period. Any waiver or amendment to the exchange offer will be made available equally to all Old Notes that have previously been tendered and not withdrawn.

     SCI will promptly announce any extension, amendment or termination of the Exchange Offer by issuing a press release to the Dow Jones News Service or other similar media outlet. SCI will announce any extension of the Expiration Date no later than 9:00 a.m., New York City time, on the first business day after the Expiration Date. SCI has no other obligation to publish, advertise or otherwise communicate any information about any extension, amendment or termination of the Exchange Offer.

     If the "Special Return Instructions" box (found below) is completed, please credit the DTC account for any book-entry transfers of Old Notes not accepted for exchange into the account so indicated.

     The undersigned recognizes that SCI has no obligation under the "Special Return Instructions" provision of this Letter of Transmittal to effect the transfer of any Old Notes from the holder(s) of Old Notes thereof if SCI does not accept for exchange any of the principal amount of the Old Notes tendered pursuant to this Letter of Transmittal.

                          SPECIAL RETURN INSTRUCTIONS
                           (SEE INSTRUCTIONS 2 AND 5)

 To be completed ONLY if Old Notes in the principal amount not accepted for exchange are to be returned in the name of someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal and/or sent to a DTC participant account different from that indicated in the table entitled "Description of Old Notes Tendered."

 Please issue Old Notes not accepted for exchange, to:

 Name of DTC Participant:
                          ------------------------------------------

 DTC Participant Account Number:
                                 -----------------------------------

 Contact at DTC Participant:
                             ---------------------------------------

                                   SIGN HERE
            (TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD NOTES)

     By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders to SCI the principal amount of the Old Notes listed in the table on page 4 labeled "Description of Old Notes Tendered."

------------------------------------------------------------         -----------------
 Signature of Registered Holder(s) or Authorized Signatory                 Date
             (see guarantee requirement below)

------------------------------------------------------------         -----------------
 Signature of Registered Holder(s) or Authorized Signatory                 Date
             (see guarantee requirement below)

------------------------------------------------------------         -----------------
 Signature of Registered Holder(s) or Authorized Signatory                 Date
             (see guarantee requirement below)

Area Code and Telephone Number:
                               -------------------------------------------------

     If a holder of Old Notes is tendering any Old Notes, this Letter of Transmittal must be signed by the Registered Holder(s) exactly as the name(s) appear(s) on a securities position listing of DTC or by any person(s) authorized to become the Registered Holder(s) by endorsements and documents transmitted herewith. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person, acting in a fiduciary or representative capacity, please set forth at the line entitled "Capacity (full title)" and submit evidence satisfactory to the Exchange Agent and SCI of such person's authority to so act. See Instruction 4.

Name(s):
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (Please Type or Print)

Capacity (full title):
                       ---------------------------------------------------------

Address:
         -----------------------------------------------------------------------
                              (Including Zip Code)

                         MEDALLION SIGNATURE GUARANTEE
                       (If required -- See Instruction 4)

Signature(s) Guaranteed by
an Eligible Institution:
                          ------------------------------------------------------
                             (Authorized Signature)


--------------------------------------------------------------------------------
                                    (Title)


--------------------------------------------------------------------------------
                                 (Name of Firm)


--------------------------------------------------------------------------------
                                   (Address)

Dated:                   , 200
      -------------------     --

                   INSTRUCTIONS FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF LETTER OF TRANSMITTAL. This Letter of Transmittal is to be completed by tendering holders of Old Notes if tender of such Old Notes is to be made by book-entry transfer to the Exchange Agent's account at DTC and instructions are not being transmitted through ATOP. HOLDERS WHO TENDER THEIR OLD NOTES THROUGH DTC'S ATOP PROCEDURES SHALL BE BOUND BY, BUT NEED NOT COMPLETE, THIS LETTER OF TRANSMITTAL; THUS, A LETTER OF TRANSMITTAL NEED NOT ACCOMPANY TENDERS EFFECTED THROUGH ATOP.

     A confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all Old Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) or properly transmitted agent's message, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date.

     Any financial institution that is a participant in DTC may electronically transmit its acceptance of the Exchange Offer by causing DTC to transfer Old Notes to the Exchange Agent in accordance with DTC's ATOP procedures for such transfer on or prior to the Expiration Date. The Exchange Agent will make available its general participant account at DTC for the Old Notes for purposes of the Exchange Offer.

     DELIVERY OF A LETTER OF TRANSMITTAL TO DTC WILL NOT CONSTITUTE VALID DELIVERY TO THE EXCHANGE AGENT. No Letter of Transmittal should be sent to SCI or DTC.

     The method of delivery of this Letter of Transmittal and all other required documents, including delivery through DTC and any acceptance or agent's message delivered through ATOP, is at the option and risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested and properly insured, is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand-delivery service. In all cases, sufficient time should be allowed to ensure timely delivery.

     Neither SCI nor the Exchange Agent is under any obligation to notify any tendering holder of Old Notes of SCI's acceptance of tendered Old Notes prior to the Expiration Date.

     2. DELIVERY OF THE NEW NOTES. New Notes will be delivered only in book-entry form through DTC and only to the DTC account of the tendering holder or the tendering holder's custodian. Accordingly, the appropriate DTC participant name and number (along with any other required account information) needed to permit such delivery must be provided in the table on page 4 hereof entitled "Description of the Old Notes Tendered." Failure to do so will render a tender of Old Notes defective, and SCI will have the right, which it may waive, to reject such tender without notice. Holders who anticipate tendering by a method other than through DTC are urged to promptly contact a bank, broker or other intermediary (that has the facility to hold securities custodially through DTC) to arrange for receipt of any New Notes delivered pursuant to the Exchange Offer and to obtain the information necessary to complete the table.

     3. AMOUNT OF TENDERS. Tenders of Old Notes will be accepted only in denominations of $1,000 and integral multiples of $1,000. Book-entry transfers to the Exchange Agent should be made in the exact principal amount of Old Notes tendered.

     4. SIGNATURES ON LETTER OF TRANSMITTAL; INSTRUMENTS OF TRANSFER; GUARANTEE OF SIGNATURES. For purposes of this Letter of Transmittal, the term "Registered Holder" means an owner of record as well as any DTC participant that has Old Notes credited to its DTC account. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program (each, a "MEDALLION SIGNATURE GUARANTOR"). Signatures on the Letter of Transmittal need not be guaranteed if:

     - the Letter of Transmittal is signed by a participant in DTC whose name appears on a security position listing as the owner of the Old Notes and the holder(s) has not completed either of the boxes entitled "Special Return Instructions" on the Letter of Transmittal; or

     - the Old Notes are tendered for the account of an "eligible guarantor institution."

     An "eligible guarantor institution" is one of the following firms or other entities identified in Rule 17Ad-15 under the Securities Exchange Act of 1934 (as the terms are defined in Rule 17Ad-15):

     (a) a bank (as defined in Section 3(a) of the Federal Deposit Insurance
         Act);

     (b) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker;

     (c) a credit union;

     (d) a national securities exchange, registered securities association or clearing agency; or

     (e) a savings institution that is a participant in a Securities Transfer Association recognized program.

     If any of the Old Notes tendered are held by two or more Registered Holders, all of the Registered Holders must sign the Letter of Transmittal. SCI will not accept any alternative, conditional, irregular or contingent tenders. By executing the Letter of Transmittal (or facsimile thereof) or directing DTC to transmit an agent's message, you waive any right to receive any notice of the acceptance of your Old Notes for exchange.

     If this Letter of Transmittal or instruments of transfer are signed by trustees, executors, administrators, guardians or attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by SCI, evidence satisfactory to SCI of their authority to so act must be submitted with this Letter of Transmittal.

     Beneficial Owners whose tendered Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender such Old Notes.

     5. SPECIAL RETURN INSTRUCTIONS. All Old Notes tendered hereby and not accepted for exchange will be returned to the undersigned according to the information provided in the table entitled "Description of the Old Notes Tendered" or, if completed, according to the "Special Return Instructions" box in this Letter of Transmittal.

     6. TRANSFER TAXES. Except as set forth in this Instruction 6, SCI will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Old Notes to it, or to its order, pursuant to the Exchange Offer. If Old Notes not tendered are to be registered in the name of any persons other than the Registered Holder, or if tendered Old Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the Registered Holder or such other person) payable on account of the transfer to such other person will be charged to the Registered Holder unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     7. VALIDITY OF TENDERS. All questions concerning the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by SCI in its sole discretion, which determination will be final and binding. SCI reserves the absolute right to reject any and all tenders of Old Notes not in proper form or any Old Notes the acceptance for exchange of which may, in the opinion of its counsel, be unlawful. SCI also reserves the absolute right to waive any defect or irregularity in tenders of Old Notes, whether or not similar defects or irregularities are waived in the case of other tendered securities. The interpretation of the Terms and Conditions by SCI shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as SCI shall determine. None of SCI, the Information Agent, the Exchange Agent, or any other person will be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification.

     Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not validly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange

Agent to the holders of Old Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date or the withdrawal or termination of the Exchange Offer.

     8. WAIVER OF CONDITIONS. SCI reserves the absolute right to amend or waive any of the conditions in the Exchange Offer concerning any Old Notes at any time.

     9. WITHDRAWAL. Tenders may be withdrawn only pursuant to the procedures and subject to the terms set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

     10. SUBSTITUTE FORM W-9. The tendering holder is required to provide the Exchange Agent with a correct taxpayer identification number ("TIN"), generally the holder's social security or federal employer identification number, on the Substitute Form W-9 which is provided below, and to certify whether the holder is subject to backup withholding of United States federal income tax. If a tendering holder is subject to federal backup withholding, the holder must cross out item (2) of the "Certification" box of the Substitute Form W-9. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder to a $50 penalty imposed by the Internal Revenue Service ("IRS") and 30% federal backup withholding tax on the payment of the consideration received in exchange for the tendering holder's Old Notes. If the tendering holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the holder should write "Applied For" in the space provided for the TIN in Part 1, check the box in Part 3, and sign and date the Substitute Form W-9. If "Applied For" is written in Part 1 and the Exchange Agent is not provided with a TIN within 60 days of its receipt of the Substitute Form W-9, the Exchange Agent will withhold 30% on all payment of the purchase price until a TIN is provided to the Exchange Agent.

     11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Information Agent at the address and telephone number indicated herein.

----------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                   PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT
 FORM W-9                     THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.  ----------------------------
 UNITED STATES DEPARTMENT OF                                                        Social Security Number(s)
 THE TREASURY
 INTERNAL REVENUE SERVICE                                                                      or

                                                                                  ----------------------------
                                                                                     Employer Identification
                                                                                             Number
                            -----------------------------------------------------------------------------------
 PAYER'S REQUEST FOR          PART 2 -- Certification -- Under penalties of
 TAXPAYER IDENTIFICATION      perjury, I certify that:                                      PART 3 --
 NUMBER ("TIN")                                                                           Awaiting TIN
                              (1) The number shown on this form is my correct
                                  taxpayer identification number (or I am                      [ ]
                                  waiting for a number to be issued to me), and

                              (2) I am not subject to backup withholding either
                                  because I have not been notified by Internal
                                  Revenue Service ("IRS") that I am subject to
                                  backup withholding as a result of a failure to
                                  report all interest or dividends or the IRS
                                  has notified me that I am no longer subject to
                                  backup withholding.
                             -----------------------------------------------------------------------------------
                              CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return.
----------------------------------------------------------------------------------------------------------------


Signature                                        Date                    , 200
         ------------------------------------        --------------------     --

Name (Please Print)
                   -------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                  THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate United States Internal Revenue Service Center or Social Security Administration Office, or (2) if I do not provide a taxpayer identification number to the payer within 60 days, I will be subject to backup withholding tax of 31% of all reportable payments made to me thereafter until I provide a taxpayer identification number.

Signature                                        Date                    , 200
         ------------------------------------        --------------------     --

Name (Please Print)
                   -------------------------------------------------------------

                     CERTIFICATE FOR FOREIGN RECORD HOLDERS

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER--Social security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

------------------------------------------------------
                                   GIVE THE
        FOR THIS TYPE OF ACCOUNT:  SOCIAL SECURITY
                                   NUMBER OF--
------------------------------------------------------
 1.  An individual's account       The individual

 2.  Two or more individuals       The actual owner of
     (joint account)               the account or, if
                                   combined funds, any
                                   one of the
                                   individuals(1)

 3.  Husband and wife (joint       The actual owner of
     account)                      the account or, if
                                   joint funds, either
                                   person(1)

 4.  Custodian account of a minor  The minor(2)
     (Uniform Gift to Minors Act)

 5.  Adult and minor (joint        The adult or, if
     account)                      the minor is the
                                   only contributor,
                                   the minor(l)

 6.  Account in the name of        The ward, minor, or
     guardian or committee for a   incompetent
     designated ward, minor, or    person(3)
     incompetent person

 7.  a. The usual revocable        The grantor-
        savings trust account      trustee(1)
        (grantor is also trustee)

     b. So-called trust account    The actual owner(1)
        that is not a legal or
        valid trust under State
        law
------------------------------------------------------


------------------------------------------------------
                                   GIVE THE EMPLOYER
FOR THIS TYPE OF ACCOUNT:          IDENTIFICATION
                                   NUMBER OF--
------------------------------------------------------
 8.  Sole proprietorship account   The owner(4)

 9.  A valid trust, estate, or     Legal entity (Do
     pension trust                 not furnish the
                                   identifying number
                                   of the personal
                                   representative or
                                   trustee unless the
                                   legal entity itself
                                   is not designated
                                   in the account
                                   title.)(5)

10.  Corporate account             The corporation

11.  Religious, charitable, or     The organization
     educational organization
     account

12.  Partnership account held in   The partnership
     the name of the business

13.  Association, club or other    The organization
     tax-exempt organization

14.  A broker or registered        The broker or
     nominee                       nominee

15.  Account with the Department   The public entity
     of Agriculture in the name
     of a public entity (such as
     a State or local government,
     school district, or prison)
     that receives agricultural
     program payments
------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner.
(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a new number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on ALL payments including the following:
  - A corporation.
  - A financial institution.
  - An organization exempt from tax under Section 501(a) or an individual retirement plan.
  - The United States or any agency or instrumentality thereof.
  - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
  - A foreign government, a political subdivision of a foreign government, or agency or instrumentality thereof.
  - An international organization or any agency, or instrumentality thereof.
  - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
  - A real estate investment trust.
  - A common trust fund operated by a bank under Section 584(a).
  - An exempt charitable remainder trust, or a non-exempt trust described in
    Section 4947(a)(l).
  - An entity registered at all times under the Investment Company Act of 1940.
  - A foreign central bank of issue.
  Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
  - Payments to nonresident aliens subject to withholding under Section 1441.
  - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
  - Payments of personage dividends where the amount received is not paid in money.
  - Payments made by certain foreign organizations.
  - Payments made to nominees.
  Payments of interest not generally subject to backup withholding include the following:
  - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
  - Payments of tax-exempt interest (including exempt interest dividends under Section 852).
  - Payments described in Section 6049(b)(5) to non-resident aliens.
  - Payments on tax-free covenant bonds under Section 1451.
  - Payments made on certain foreign organizations.
  - Payments made to a nominee.
  Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding.
  FILE THIS FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER. WRITE "EXEMPT" ON THE FACE OF THE FORM AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

  Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041(a), 6045 and 6050A.

PRIVACY ACT NOTICE--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Beginning January 1, 1984, payers must generally withhold 20% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                       FOR ADDITIONAL INFORMATION CONTACT
                           YOUR TAX CONSULTANT OR THE
                            INTERNAL REVENUE SERVICE